                               POWER OF ATTORNEY

       Whereas, DESTEC ENERGY, INC., a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended (the "Act"), an Annual Report on Form 10-K for the fiscal year ended December 31, 1995, as prescribed by the Commission pursuant to the Act, and the rules and regulations of the Commission promulgated thereunder, with any and all exhibits and other documents relating to said Annual Report.

       NOW, THEREFORE, the undersigned in his capacity as a director of the Company, does hereby appoint CHARLES F. GOFF and KEYS A. CURRY, JR., and each of them severally, his true and lawful attorney or attorneys with power to act with or without the others, and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director of the Company, said Annual Report, any and all amendments to said Annual Report and all instruments as said attorneys or any of them shall deem necessary or incidental in connection therewith and to file the same with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

       IN WITNESS WHEREOF, the undersigned has executed this instrument on the 24th day of March, 1995.

                                       /s/ Cassandra C. Carr
                                       ----------------------------------
                                       Cassandra C. Carr

                               POWER OF ATTORNEY

       Whereas, DESTEC ENERGY, INC., a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended (the "Act"), an Annual Report on Form 10-K for the fiscal year ended December 31, 1996, as prescribed by the Commission pursuant to the Act, and the rules and regulations of the Commission promulgated thereunder, with any and all exhibits and other documents relating to said Annual Report.

       NOW, THEREFORE, the undersigned in his capacity as a director of the Company, does hereby appoint CHARLES F. GOFF and KEYS A. CURRY, JR., and each of them severally, his true and lawful attorney or attorneys with power to act with or without the others, and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director of the Company, said Annual Report, any and all amendments to said Annual Report and all instruments as said attorneys or any of them shall deem necessary or incidental in connection therewith and to file the same with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

       IN WITNESS WHEREOF, the undersigned has executed this instrument on the 24th day of March, 1997.

                                       /s/ Jack E. Earnest
                                       ----------------------------------
                                       Jack E. Earnest

                               POWER OF ATTORNEY

       Whereas, DESTEC ENERGY, INC., a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended (the "Act"), an Annual Report on Form 10-K for the fiscal year ended December 31, 1996, as prescribed by the Commission pursuant to the Act, and the rules and regulations of the Commission promulgated thereunder, with any and all exhibits and other documents relating to said Annual Report.

       NOW, THEREFORE, the undersigned in his capacity as a director of the Company, does hereby appoint CHARLES F. GOFF and KEYS A. CURRY, JR., and each of them severally, his true and lawful attorney or attorneys with power to act with or without the others, and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director of the Company, said Annual Report, any and all amendments to said Annual Report and all instruments as said attorneys or any of them shall deem necessary or incidental in connection therewith and to file the same with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

       IN WITNESS WHEREOF, the undersigned has executed this instrument on the 21st day of March, 1997.

                                       /s/ Robert W. Gallant
                                       ----------------------------------
                                       Robert W. Gallant

                               POWER OF ATTORNEY

       Whereas, DESTEC ENERGY, INC., a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended (the "Act"), an Annual Report on Form 10-K for the fiscal year ended December 31, 1996, as prescribed by the Commission pursuant to the Act, and the rules and regulations of the Commission promulgated thereunder, with any and all exhibits and other documents relating to said Annual Report.

       NOW, THEREFORE, the undersigned in his capacity as a director of the Company, does hereby appoint CHARLES F. GOFF and KEYS A. CURRY, JR., and each of them severally, his true and lawful attorney or attorneys with power to act with or without the others, and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director of the Company, said Annual Report, any and all amendments to said Annual Report and all instruments as said attorneys or any of them shall deem necessary or incidental in connection therewith and to file the same with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

       IN WITNESS WHEREOF, the undersigned has executed this instrument on the 25th day of March, 1997.

                                       /s/ Jack G. Helfenstein
                                       ----------------------------------
                                       Jack G. Helfenstein

                               POWER OF ATTORNEY

       Whereas, DESTEC ENERGY, INC., a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended (the "Act"), an Annual Report on Form 10-K for the fiscal year ended December 31, 1996, as prescribed by the Commission pursuant to the Act, and the rules and regulations of the Commission promulgated thereunder, with any and all exhibits and other documents relating to said Annual Report.

       NOW, THEREFORE, the undersigned in his capacity as a director of the Company, does hereby appoint CHARLES F. GOFF and KEYS A. CURRY, JR., and each of them severally, his true and lawful attorney or attorneys with power to act with or without the others, and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director of the Company, said Annual Report, any and all amendments to said Annual Report and all instruments as said attorneys or any of them shall deem necessary or incidental in connection therewith and to file the same with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

       IN WITNESS WHEREOF, the undersigned has executed this instrument on the 21st day of March, 1997.

                                       /s/ Michael D. Parker
                                       ----------------------------------
                                       Michael D. Parker

                               POWER OF ATTORNEY

       Whereas, DESTEC ENERGY, INC., a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended (the "Act"), an Annual Report on Form 10-K for the fiscal year ended December 31, 1996, as prescribed by the Commission pursuant to the Act, and the rules and regulations of the Commission promulgated thereunder, with any and all exhibits and other documents relating to said Annual Report.

       NOW, THEREFORE, the undersigned in his capacity as a director of the Company, does hereby appoint CHARLES F. GOFF and KEYS A. CURRY, JR., and each of them severally, his true and lawful attorney or attorneys with power to act with or without the others, and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director of the Company, said Annual Report, any and all amendments to said Annual Report and all instruments as said attorneys or any of them shall deem necessary or incidental in connection therewith and to file the same with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

       IN WITNESS WHEREOF, the undersigned has executed this instrument on the 25th day of March, 1997.

                                       /s/ J. Pedro Reinhard
                                       ----------------------------------
                                       J. Pedro Reinhard

                               POWER OF ATTORNEY

       Whereas, DESTEC ENERGY, INC., a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended (the "Act"), an Annual Report on Form 10-K for the fiscal year ended December 31, 1996, as prescribed by the Commission pursuant to the Act, and the rules and regulations of the Commission promulgated thereunder, with any and all exhibits and other documents relating to said Annual Report.

       NOW, THEREFORE, the undersigned in his capacity as a director of the Company, does hereby appoint CHARLES F. GOFF and KEYS A. CURRY, JR., and each of them severally, his true and lawful attorney or attorneys with power to act with or without the others, and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director of the Company, said Annual Report, any and all amendments to said Annual Report and all instruments as said attorneys or any of them shall deem necessary or incidental in connection therewith and to file the same with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

       IN WITNESS WHEREOF, the undersigned has executed this instrument on the 21st day of March, 1997.

                                       /s/ Joel V. Staff
                                       ----------------------------------
                                       Joel V. Staff